Exhibit 99.1

INVESTOR CONTACT
Jocelyn Kukulka, 469.399.8544
jocelyn.kukulka@texascapitalbank.com

MEDIA CONTACT
Julia Monter, 469.399.8425
julia.monter@texascapitalbank.com
TEXAS CAPITAL BANCSHARES, INC. ANNOUNCES THIRD QUARTER 2023 RESULTS
Third quarter 2023 net income of $61.7 million and net income available to common stockholders of $57.4 million, or $1.18 per diluted share
Top tier capital ratios, including 12.7% CET1 and 17.1% Total Capital
DALLAS - October 19, 2023 - Texas Capital Bancshares, Inc. (NASDAQ: TCBI), the parent company of Texas Capital Bank, announced operating results for the third quarter of 2023.
Net income available to common stockholders was $57.4 million, or $1.18 per diluted share, for the third quarter of 2023, compared to $64.3 million, or $1.33 per diluted share, for the second quarter of 2023 and $37.1 million, or $0.74 per diluted share, for the third quarter of 2022.
“Our quarterly results demonstrate the power of the platform we built over the last two years,” said Rob C. Holmes, President and CEO. “Our capability and expertise to provide solutions for our clients extends well beyond traditional lending products and is complimented by near record levels of capital and liquidity.”

FINANCIAL RESULTS
(dollars and shares in thousands)
	3rd Quarter	2nd Quarter	3rd Quarter
	2023	2023	2022
OPERATING RESULTS
Net income	$61,679	$68,651	$41,418
Net income available to common stockholders	$57,366	$64,339	$37,105
Diluted earnings per common share	$1.18	$1.33	$0.74
Diluted common shares	48,529	48,421	50,418
Return on average assets	0.81%	0.95%	0.52%
Return on average common equity	8.08%	9.17%	5.36%

BALANCE SHEET
Loans held for investment	$16,183,882	$16,227,203	$14,878,959
Loans held for investment, mortgage finance	4,429,489	5,098,812	4,908,822
Total loans held for investment	20,613,371	21,326,015	19,787,781
Loans held for sale	155,073	29,097	3,142,178
Total assets	29,628,249	28,976,544	30,408,513
Non-interest bearing deposits	9,352,883	9,429,352	11,494,685
Total deposits	23,878,978	23,318,240	24,498,563
Stockholders’ equity	3,077,700	3,081,927	2,885,775

THIRD QUARTER 2023 COMPARED TO SECOND QUARTER 2023
For the third quarter of 2023, net income available to common stockholders was $57.4 million, or $1.18 per diluted share, compared to $64.3 million, or $1.33 per diluted share, for the second quarter of 2023.
Provision for credit losses for the third quarter of 2023 was $18.0 million, compared to $7.0 million for the second quarter of 2023. The $18.0 million provision for credit losses recorded in the third quarter of 2023 resulted primarily from an increase in criticized loans, partially offset by decreases in total loans held for investment (“LHI”) and non-accrual loans.
Net interest income of $232.1 million for the third quarter of 2023 was relatively flat as compared to $232.0 million for the second quarter of 2023, as increases in average earning assets and yields on average earning assets were offset by increases in funding costs and average interest-bearing liabilities. Net interest margin for the third quarter of 2023 was 3.13%, a decrease of 16 basis points from the second quarter of 2023. LHI, excluding mortgage finance, yields increased 29 basis points from the second quarter of 2023 and LHI, mortgage finance yields decreased 68 basis points from the second quarter of 2023. Total cost of deposits was 2.62% for the third quarter of 2023, a 25 basis point increase from the second quarter of 2023.
Non-interest income for the third quarter of 2023 increased $861,000, or 2%, compared to the second quarter of 2023, primarily due to an increase in investment banking and trading income, partially offset by a decrease in other non-interest income.
Non-interest expense for the third quarter of 2023 decreased $1.8 million, or 1%, compared to the second quarter of 2023, primarily due to decreases in salaries and benefits and marketing expenses, partially offset by increases in legal and professional and Federal Deposit Insurance Corporation (“FDIC”) insurance assessment expenses.
THIRD QUARTER 2023 COMPARED TO THIRD QUARTER 2022
Net income available to common stockholders was $57.4 million, or $1.18 per diluted share, for the third quarter of 2023, compared to $37.1 million, or $0.74 per diluted share, for the third quarter of 2022.
The third quarter of 2023 included a $18.0 million provision for credit losses, reflecting an increase in criticized loans, partially offset by decreases in total LHI and non-accrual loans, compared to a $12.0 million provision for credit losses for the third quarter of 2022.
Net interest income decreased to $232.1 million for the third quarter of 2023, compared to $239.1 million for the third quarter of 2022, primarily due to an increase in funding costs and a decrease in average earning assets, partially offset by an increase in yields on average earning assets. Net interest margin increased 8 basis points to 3.13% for the third quarter of 2023, as compared to the third quarter of 2022. LHI, excluding mortgage finance, yields increased 247 basis points compared to the third quarter of 2022 and LHI, mortgage finance yields decreased 132 basis points from the third quarter of 2022. Total cost of deposits increased 169 basis points compared to the third quarter of 2022.
Non-interest income for the third quarter of 2023 increased $21.5 million, or 85%, compared to the third quarter of 2022. The increase was primarily due to an increase in investment banking and trading income.
Non-interest expense for the third quarter of 2023 decreased $17.2 million, or 9%, compared to the third quarter of 2022, primarily due to decreases in salaries and benefits and marketing expenses, partially offset by increases in communications and technology and FDIC insurance assessment expenses. The third quarter of 2022 included $13.7 million in salaries and benefits expense related to the sale of our premium finance subsidiary.
CREDIT QUALITY
Net charge-offs of $8.9 million were recorded during the third quarter of 2023, compared to net charge-offs of $8.2 million and $2.7 million during the second quarter of 2023 and the third quarter of 2022, respectively. Criticized loans totaled $677.4 million at September 30, 2023, compared to $619.4 million at June 30, 2023 and $484.0 million at September 30, 2022. Non-accrual LHI totaled $63.1 million at September 30, 2023, compared to $81.0 million at June 30, 2023 and $35.9 million at September 30, 2022. The ratio of non-accrual LHI to total LHI for the third quarter of 2023 was 0.31%, compared to 0.38% for the second quarter of 2023 and 0.18% for the third quarter of 2022. The ratio of total allowance for credit losses to total LHI was 1.41% at September 30, 2023, compared to 1.32% and 1.30% at June 30, 2023 and September 30, 2022, respectively.
REGULATORY RATIOS AND CAPITAL
All regulatory ratios continue to be in excess of “well capitalized” requirements as of September 30, 2023. Our CET1, tier 1 capital, total capital and leverage ratios were 12.7%, 14.3%, 17.1% and 12.1%, respectively, at September 30, 2023, compared to 12.2%, 13.7%, 16.4% and 12.4%, respectively, at June 30, 2023 and 11.1%, 12.6%, 15.2% and 10.7%, respectively, at September 30, 2022. At September 30, 2023, our ratio of tangible common equity to total tangible assets was 9.4%, compared to 9.6% at June 30, 2023 and 8.5% at September 30, 2022.
About Texas Capital Bancshares, Inc.
Texas Capital Bancshares, Inc. (NASDAQ: TCBI), a member of the Russell 2000 Index and the S&P MidCap 400, is the holding company of Texas Capital Bank, a full-service financial services firm that delivers customized solutions to businesses, entrepreneurs and individual customers. Founded in 1998, the firm is headquartered in Dallas with offices in Austin, Houston, San Antonio, and

Fort Worth, and has built a network of clients across the country. With the ability to service clients through their entire lifecycles, Texas Capital Bank has established commercial banking, consumer banking, investment banking and wealth management capabilities.
Forward Looking Statements
This communication contains “forward-looking statements” within the meaning of and pursuant to the Private Securities Litigation Reform Act of 1995 regarding, among other things, TCBI’s financial condition, results of operations, business plans and future performance. These statements are not historical in nature and may often be identified by the use of words such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends” “could,” “would,” “anticipates,” “potential,” “confident,” “optimistic” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, trends, guidance, expectations and future plans.
Because forward-looking statements relate to future results and occurrences, they are subject to inherent and various uncertainties, risks, and changes in circumstances that are difficult to predict, may change over time, are based on management’s expectations and assumptions at the time the statements are made and are not guarantees of future results. Numerous risks and other factors, many of which are beyond management’s control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. While there can be no assurance that any list of risks is complete, important risks and other factors that could cause actual results to differ materially from those contemplated by forward-looking statements include, but are not limited to: economic or business conditions in Texas, the United States or globally that impact TCBI or its customers; negative credit quality developments arising from the foregoing or other factors; recent adverse developments in the banking industry highlighted by high-profile bank failures and the potential impact of such developments on customer confidence, liquidity, and regulatory responses to these developments, including in the context of regulatory examinations and related findings and actions; TCBI’s ability to effectively manage its liquidity; TCBI’s ability to pursue and execute upon growth plans, whether as a function of capital, liquidity or other limitations; TCBI’s ability to effectively manage information technology systems, including third party vendors, cyber or data privacy incidents or other failures, disruptions or security breaches; elevated or further changes in interest rates, including the impact of interest rates on TCBI’s securities portfolio and funding costs, as well as related balance sheet implications stemming from the fair value of our assets and liabilities; the effectiveness of TCBI’s risk management processes strategies and monitoring; fluctuations in commercial and residential real estate values, especially as they relate to the value of collateral supporting TCBI’s loans; TCBI’s ability to successfully execute its business strategy, including developing and executing new lines of business and new products and services; the failure to identify, attract and retain key personnel and other employees; increased or expanded competition from banks and other financial service providers in TCBI’s markets; negative press and social media attention with respect to the banking industry or TCBI, in particular; the transition away from the London Interbank Offered Rate (LIBOR); legislative and regulatory changes; severe weather, natural disasters, climate change, acts of war, terrorism, global conflict (including those already reported by the media, as well as others that may arise), or other external events, as well as related legislative and regulatory initiatives; and the risks and factors more fully described in TCBI’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents and filings with the SEC. The information contained in this communication speaks only as of its date. Except to the extent required by applicable law or regulation, we disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

TEXAS CAPITAL BANCSHARES, INC.
SELECTED FINANCIAL HIGHLIGHTS (UNAUDITED)
(dollars in thousands except per share data)
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter
	2023	2023	2023	2022	2022
CONSOLIDATED STATEMENTS OF INCOME
Interest income	$425,769	$401,916	$385,166	$371,292	$322,072
Interest expense	193,698	169,926	149,821	123,687	82,991
Net interest income	232,071	231,990	235,345	247,605	239,081
Provision for credit losses	18,000	7,000	28,000	34,000	12,000
Net interest income after provision for credit losses	214,071	224,990	207,345	213,605	227,081
Non-interest income	46,872	46,011	37,403	277,667	25,332
Non-interest expense	179,891	181,644	194,027	213,090	197,047
Income before income taxes	81,052	89,357	50,721	278,182	55,366
Income tax expense	19,373	20,706	12,060	60,931	13,948
Net income	61,679	68,651	38,661	217,251	41,418
Preferred stock dividends	4,313	4,312	4,313	4,312	4,313
Net income available to common stockholders	$57,366	$64,339	$34,348	$212,939	$37,105
Diluted earnings per common share	$1.18	$1.33	$0.70	$4.23	$0.74
Diluted common shares	48,528,698	48,421,276	48,880,725	50,282,663	50,417,884

CONSOLIDATED BALANCE SHEET DATA
Total assets	$29,628,249	$28,976,544	$28,596,653	$28,414,642	$30,408,513
Loans held for investment	16,183,882	16,227,203	16,014,497	15,197,307	14,878,959
Loans held for investment, mortgage finance	4,429,489	5,098,812	4,060,570	4,090,033	4,908,822
Loans held for sale	155,073	29,097	27,608	36,357	3,142,178
Interest bearing cash and cash equivalents	3,975,860	2,587,131	3,385,494	4,778,623	3,399,638
Investment securities	4,069,717	4,226,653	4,345,969	3,585,114	3,369,622
Non-interest bearing deposits	9,352,883	9,429,352	9,500,583	9,618,081	11,494,685
Total deposits	23,878,978	23,318,240	22,179,697	22,856,880	24,498,563
Short-term borrowings	1,400,000	1,350,000	2,100,000	1,201,142	1,701,480
Long-term debt	858,471	857,795	932,119	931,442	930,766
Stockholders’ equity	3,077,700	3,081,927	3,079,974	3,055,351	2,885,775

End of period shares outstanding	48,015,003	47,992,521	47,851,862	48,783,763	49,897,726
Book value per share	$57.85	$57.97	$58.10	$56.48	$51.82
Tangible book value per share(1)	$57.82	$57.93	$58.06	$56.45	$51.48

SELECTED FINANCIAL RATIOS
Net interest margin	3.13%	3.29%	3.33%	3.26%	3.05%
Return on average assets	0.81%	0.95%	0.53%	2.80%	0.52%
Return on average common equity	8.08%	9.17%	5.06%	30.66%	5.36%
Non-interest income to average earning assets	0.64%	0.66%	0.54%	3.70%	0.33%
Efficiency ratio(2)	64.5%	65.3%	71.1%	40.6%	74.5%
Non-interest expense to average earning assets	2.46%	2.61%	2.78%	2.84%	2.53%
Common equity to total assets	9.4%	9.6%	9.7%	9.7%	8.5%
Tangible common equity to total tangible assets(3)	9.4%	9.6%	9.7%	9.7%	8.5%
Common Equity Tier 1	12.7%	12.2%	12.4%	13.0%	11.1%
Tier 1 capital	14.3%	13.7%	14.0%	14.7%	12.6%
Total capital	17.1%	16.4%	16.9%	17.7%	15.2%
Leverage	12.1%	12.4%	12.0%	11.5%	10.7%
(1)     Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by shares outstanding at period end.
(2)    Non-interest expense divided by the sum of net interest income and non-interest income.
(3)    Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by total assets, less goodwill and intangibles.

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(dollars in thousands)
	September 30, 2023	September 30, 2022	% Change
Assets
Cash and due from banks	$216,916	$240,609	(10)%
Interest bearing cash and cash equivalents	3,975,860	3,399,638	17%
Available-for-sale debt securities	3,147,865	2,380,774	32%
Held-to-maturity debt securities	881,352	955,875	(8)%
Equity securities	40,500	32,973	23%
Investment securities	4,069,717	3,369,622	21%
Loans held for sale	155,073	3,142,178	(95)%
Loans held for investment, mortgage finance	4,429,489	4,908,822	(10)%
Loans held for investment	16,183,882	14,878,959	9%
Less: Allowance for credit losses on loans	244,902	234,613	4%
Loans held for investment, net	20,368,469	19,553,168	4%
Premises and equipment, net	31,050	27,180	14%
Accrued interest receivable and other assets	809,668	648,172	25%
Other assets held for sale	—	26,450	(100)%
Goodwill and intangibles, net	1,496	1,496	—%
Total assets	$29,628,249	$30,408,513	(3)%

Liabilities and Stockholders’ Equity
Liabilities:
Non-interest bearing deposits	$9,352,883	$11,494,685	(19)%
Interest bearing deposits	14,526,095	13,003,878	12%
Total deposits	23,878,978	24,498,563	(3)%
Accrued interest payable	31,149	18,465	69%
Other liabilities	381,951	297,900	28%
Other liabilities held for sale	—	75,564	(100)%
Short-term borrowings	1,400,000	1,701,480	(18)%
Long-term debt	858,471	930,766	(8)%
Total liabilities	26,550,549	27,522,738	(4)%

Stockholders’ equity:
Preferred stock, $.01 par value, $1,000 liquidation value:
Authorized shares - 10,000,000
Issued shares - 300,000 shares issued at September 30, 2023 and 2022	300,000	300,000	—%
Common stock, $.01 par value:
Authorized shares - 100,000,000
Issued shares - 51,110,447 and 50,840,022 at September 30, 2023 and 2022, respectively	511	509	—%
Additional paid-in capital	1,039,074	1,020,153	2%
Retained earnings	2,419,555	2,050,563	18%
Treasury stock - 3,095,444 and 942,296 shares at cost at September 30, 2023 and 2022, respectively	(175,528)	(50,031)	N/M
Accumulated other comprehensive loss, net of taxes	(505,912)	(435,419)	16%
Total stockholders’ equity	3,077,700	2,885,775	7%
Total liabilities and stockholders’ equity	$29,628,249	$30,408,513	(3)%

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(dollars in thousands except per share data)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Interest income
Interest and fees on loans	$345,138	$282,474	$975,443	$688,422
Investment securities	27,070	15,002	79,840	46,969
Interest bearing cash and cash equivalents	53,561	24,596	157,568	37,561
Total interest income	425,769	322,072	1,212,851	772,952
Interest expense
Deposits	160,117	60,317	417,602	94,513
Short-term borrowings	19,576	10,011	52,573	15,628
Long-term debt	14,005	12,663	43,270	34,651
Total interest expense	193,698	82,991	513,445	144,792
Net interest income	232,071	239,081	699,406	628,160
Provision for credit losses	18,000	12,000	53,000	32,000
Net interest income after provision for credit losses	214,071	227,081	646,406	596,160
Non-interest income
Service charges on deposit accounts	5,297	5,797	15,477	18,014
Wealth management and trust fee income	3,509	3,631	10,653	11,594
Brokered loan fees	2,532	3,401	6,842	11,504
Investment banking and trading income	29,191	7,812	75,457	23,117
Other	6,343	4,691	21,857	7,626
Total non-interest income	46,872	25,332	130,286	71,855
Non-interest expense
Salaries and benefits	110,010	128,764	351,730	331,981
Occupancy expense	9,910	9,433	29,011	27,192
Marketing	4,757	8,282	20,168	21,765
Legal and professional	17,614	16,775	47,797	38,365
Communications and technology	19,607	18,470	57,655	48,819
Federal Deposit Insurance Corporation insurance assessment	5,769	3,953	11,632	11,252
Other	12,224	11,370	37,569	35,068
Total non-interest expense	179,891	197,047	555,562	514,442
Income before income taxes	81,052	55,366	221,130	153,573
Income tax expense	19,373	13,948	52,139	38,346
Net income	61,679	41,418	168,991	115,227
Preferred stock dividends	4,313	4,313	12,938	12,938
Net income available to common stockholders	$57,366	$37,105	$156,053	$102,289

Basic earnings per common share	$1.19	$0.74	$3.24	$2.03
Diluted earnings per common share	$1.18	$0.74	$3.20	$2.00

TEXAS CAPITAL BANCSHARES, INC.
SUMMARY OF CREDIT LOSS EXPERIENCE
(dollars in thousands)
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter
	2023	2023	2023	2022	2022
Allowance for credit losses on loans:
Beginning balance	$237,343	$260,928	$253,469	$234,613	$229,013
Loans charged-off:
Commercial	13,246	8,852	20,732	17,106	3,135
Consumer	41	—	—	—	—
Total charge-offs	13,287	8,852	20,732	17,106	3,135
Recoveries:
Commercial	4,346	611	819	2,105	400
Consumer	—	2	3	2	2
Total recoveries	4,346	613	822	2,107	402
Net charge-offs	8,941	8,239	19,910	14,999	2,733
Provision for credit losses on loans	16,500	(15,346)	27,369	33,855	8,333
Ending balance	$244,902	$237,343	$260,928	$253,469	$234,613

Allowance for off-balance sheet credit losses:
Beginning balance	$44,770	$22,424	$21,793	$21,648	$17,981
Provision for off-balance sheet credit losses	1,500	22,346	631	145	3,667
Ending balance	$46,270	$44,770	$22,424	$21,793	$21,648

Total allowance for credit losses	$291,172	$282,113	$283,352	$275,262	$256,261
Total provision for credit losses	$18,000	$7,000	$28,000	$34,000	$12,000

Allowance for credit losses on loans to total loans held for investment	1.19%	1.11%	1.30%	1.31%	1.19%
Allowance for credit losses on loans to average total loans held for investment	1.17%	1.15%	1.38%	1.31%	1.06%
Net charge-offs to average total loans held for investment(1)	0.17%	0.16%	0.43%	0.31%	0.05%
Net charge-offs to average total loans held for investment for last 12 months(1)	0.26%	0.23%	0.19%	0.09%	0.03%
Total provision for credit losses to average total loans held for investment(1)	0.34%	0.14%	0.60%	0.70%	0.22%
Total allowance for credit losses to total loans held for investment	1.41%	1.32%	1.41%	1.43%	1.30%
(1)Interim period ratios are annualized.

TEXAS CAPITAL BANCSHARES, INC.
SUMMARY OF NON-PERFORMING ASSETS AND PAST DUE LOANS
(dollars in thousands)
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter
	2023	2023	2023	2022	2022
Non-accrual loans held for investment	$63,129	$81,039	$93,951	$48,338	$35,864
Non-accrual loans held for sale(1)	—	—	—	—	1,340
Other real estate owned	—	—	—	—	—
Total non-performing assets	$63,129	$81,039	$93,951	$48,338	$37,204

Non-accrual loans held for investment to total loans held for investment	0.31%	0.38%	0.47%	0.25%	0.18%
Total non-performing assets to total assets	0.21%	0.28%	0.33%	0.17%	0.12%
Allowance for credit losses on loans to non-accrual loans held for investment	3.9x	2.9x	2.8x	5.2x	6.5x
Total allowance for credit losses to non-accrual loans held for investment	4.6x	3.5x	3.0x	5.7x	6.9x

Loans held for investment past due 90 days and still accruing	$4,602	$64	$3,098	$131	$30,664
Loans held for investment past due 90 days to total loans held for investment	0.02%	—%	0.02%	—%	0.15%
Loans held for sale past due 90 days and still accruing(1)(2)	$—	$—	$—	$—	$4,877
(1)Third quarter 2022 includes $1.3 million in non-accrual loans and $3.1 million in loans past due 90 days and still accruing associated to our insurance premium finance subsidiary that were transferred from loans held for investment to loans held for sale as of September 30, 2022.
(2)Includes loans guaranteed by U.S. government agencies that were repurchased out of Ginnie Mae securities. Loans are recorded as loans held for sale and carried at fair value on the balance sheet. Interest on these past due loans accrues at the debenture rate guaranteed by the U.S. government.

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(dollars in thousands)

	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter
	2023	2023	2023	2022	2022
Interest income
Interest and fees on loans	$345,138	$332,867	$297,438	$295,372	$282,474
Investment securities	27,070	27,478	25,292	16,210	15,002
Interest bearing deposits in other banks	53,561	41,571	62,436	59,710	24,596
Total interest income	425,769	401,916	385,166	371,292	322,072
Interest expense
Deposits	160,117	137,391	120,094	96,150	60,317
Short-term borrowings	19,576	18,253	14,744	13,449	10,011
Long-term debt	14,005	14,282	14,983	14,088	12,663
Total interest expense	193,698	169,926	149,821	123,687	82,991
Net interest income	232,071	231,990	235,345	247,605	239,081
Provision for credit losses	18,000	7,000	28,000	34,000	12,000
Net interest income after provision for credit losses	214,071	224,990	207,345	213,605	227,081
Non-interest income
Service charges on deposit accounts	5,297	5,158	5,022	5,252	5,797
Wealth management and trust fee income	3,509	3,715	3,429	3,442	3,631
Brokered loan fees	2,532	2,415	1,895	2,655	3,401
Investment banking and trading income	29,191	27,498	18,768	11,937	7,812
Gain on disposal of subsidiary	—	—	—	248,526	—
Other	6,343	7,225	8,289	5,855	4,691
Total non-interest income	46,872	46,011	37,403	277,667	25,332
Non-interest expense
Salaries and benefits	110,010	113,050	128,670	102,925	128,764
Occupancy expense	9,910	9,482	9,619	17,030	9,433
Marketing	4,757	6,367	9,044	10,623	8,282
Legal and professional	17,614	15,669	14,514	37,493	16,775
Communications and technology	19,607	20,525	17,523	20,434	18,470
Federal Deposit Insurance Corporation insurance assessment	5,769	3,693	2,170	3,092	3,953
Other	12,224	12,858	12,487	21,493	11,370
Total non-interest expense	179,891	181,644	194,027	213,090	197,047
Income before income taxes	81,052	89,357	50,721	278,182	55,366
Income tax expense	19,373	20,706	12,060	60,931	13,948
Net income	61,679	68,651	38,661	217,251	41,418
Preferred stock dividends	4,313	4,312	4,313	4,312	4,313
Net income available to common shareholders	$57,366	$64,339	$34,348	$212,939	$37,105

TEXAS CAPITAL BANCSHARES, INC.
TAXABLE EQUIVALENT NET INTEREST INCOME ANALYSIS (UNAUDITED)(1)
(dollars in thousands)
	3rd Quarter 2023			2nd Quarter 2023			1st Quarter 2023			4th Quarter 2022			3rd Quarter 2022
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Investment securities(2)	$4,204,749	$27,070	2.33%	$4,306,881	$27,478	2.36%	$4,060,456	$25,292	2.31%	$3,385,372	$16,210	1.70%	$3,509,044	$15,002	1.58%
Interest bearing cash and cash equivalents	3,965,045	53,561	5.36%	3,286,091	41,571	5.07%	5,541,341	62,436	4.57%	6,158,769	59,710	3.85%	4,453,806	24,596	2.19%
Loans held for sale	31,878	647	8.06%	28,414	599	8.46%	43,472	938	8.75%	1,053,157	12,064	4.54%	1,029,983	11,316	4.36%
Loans held for investment, mortgage finance	4,697,702	31,217	2.64%	4,376,235	36,198	3.32%	3,286,804	28,528	3.52%	4,279,367	43,708	4.05%	5,287,531	52,756	3.96%
Loans held for investment(3)	16,317,324	313,346	7.62%	16,217,314	296,183	7.33%	15,598,854	268,131	6.97%	15,105,083	239,746	6.30%	16,843,922	218,513	5.15%
Less: Allowance for credit losses on loans	238,883	—	—	261,027	—	—	252,727	—	—	233,246	—	—	229,005	—	—
Loans held for investment, net	20,776,143	344,563	6.58%	20,332,522	332,381	6.56%	18,632,931	296,659	6.46%	19,151,204	283,454	5.87%	21,902,448	271,269	4.91%
Total earning assets	28,977,815	425,841	5.75%	27,953,908	402,029	5.69%	28,278,200	385,325	5.45%	29,748,502	371,438	4.89%	30,895,281	322,183	4.10%
Cash and other assets	1,106,031			1,049,145			1,041,745			989,900			918,630
Total assets	$30,083,846			$29,003,053			$29,319,945			$30,738,402			$31,813,911

Liabilities and Stockholders’ Equity
Transaction deposits	$1,755,451	$13,627	3.08%	$1,345,742	$9,468	2.82%	$776,500	$3,853	2.01%	$1,105,466	$4,977	1.79%	$1,444,964	$5,239	1.44%
Savings deposits	10,858,306	127,323	4.65%	10,590,558	114,275	4.33%	11,195,402	105,707	3.83%	10,563,049	80,801	3.03%	10,249,387	46,555	1.80%
Time deposits	1,610,235	19,167	4.72%	1,531,922	13,648	3.57%	1,430,657	10,534	2.99%	1,625,857	10,372	2.53%	1,701,238	8,523	1.99%
Total interest bearing deposits	14,223,992	160,117	4.47%	13,468,222	137,391	4.09%	13,402,559	120,094	3.63%	13,294,372	96,150	2.87%	13,395,589	60,317	1.79%
Short-term borrowings	1,393,478	19,576	5.57%	1,397,253	18,253	5.24%	1,242,881	14,744	4.81%	1,387,660	13,449	3.84%	1,931,537	10,011	2.06%
Long-term debt	858,167	14,005	6.47%	883,871	14,282	6.48%	931,796	14,983	6.52%	931,107	14,088	6.00%	921,707	12,663	5.45%
Total interest bearing liabilities	16,475,637	193,698	4.66%	15,749,346	169,926	4.33%	15,577,236	149,821	3.90%	15,613,139	123,687	3.14%	16,248,833	82,991	2.03%
Non-interest bearing deposits	10,016,579			9,749,105			10,253,731			11,642,969			12,214,531
Other liabilities	474,869			389,155			436,621			426,543			305,554
Stockholders’ equity	3,116,761			3,115,447			3,052,357			3,055,751			3,044,993
Total liabilities and stockholders’ equity	$30,083,846			$29,003,053			$29,319,945			$30,738,402			$31,813,911
Net interest income		$232,143			$232,103			$235,504			$247,751			$239,192
Net interest margin			3.13%			3.29%			3.33%			3.26%			3.05%
(1)    Taxable equivalent rates used where applicable.
(2)    Yields on investment securities are calculated using available-for-sale securities at amortized cost.
(3)    Average balances include non-accrual loans.